DECEMBER 27, 2005                                                     PROSPECTUS


AIG SERIES TRUST

LONG HORIZON FUND

SHORT HORIZON INCOME FUND

(CLASS A AND C SHARES)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                             [AIG SUNAMERICA LOGO]   SUN AMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS
================================================================================

FUND HIGHLIGHTS .......................................................     2

SHAREHOLDER ACCOUNT INFORMATION .......................................     7

MORE INFORMATION ABOUT THE FUNDS ......................................    17

   INVESTMENT STRATEGY ................................................    17

   ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS ......................    18

   GLOSSARY ...........................................................    20

      INVESTMENT TERMINOLOGY ..........................................    20

      RISK TERMINOLOGY ................................................    21

FUND MANAGEMENT .......................................................    22


                                                                      [AIG LOGO]

FUND HIGHLIGHTS
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Q&A


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Trajectory Asset Management LLC (the "Adviser")  implements the ASSET ALLOCATION
STRATEGY through a disciplined quantitative investment approach that seeks to maximize total returns while preserving investment gains and controlling investment risk. Each Fund's Asset Allocation Strategy differs primarily in its specific risk management goal and its investment time horizon.

CAPITAL APPRECIATION is the growth of the value of an investment.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

TOTAL RETURN is achieved through both growth of capital and income.

Each Fund may sell ("write") COVERED CALL OPTIONS on the S&P 500 Index or S&P 500 Index futures contracts in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, typically having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the period. A call option may be covered by, among other things, the writer's owning the underlying security throughout the option period.

Each Fund may also purchase PUT OPTIONS on the S&P 500 Index or S&P 500 Index futures contracts. A put option is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option.
--------------------------------------------------------------------------------



The following questions and answers are designed to give you an overview of the two funds of AIG Series Trust offered through this Prospectus -- Long Horizon Fund and Short Horizon Income Fund (each a "Fund," and collectively the "Funds") -- and to provide you with information about the Funds' investment goals, principal investment strategies, and principal investment techniques. Each Fund's goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that the investment goals of the Funds will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Funds," on pages 17-19 and the glossary that follows on page 20.

Q:   WHAT ARE THE FUNDS' INVESTMENT GOALS?

A: The Long Horizon Fund seeks capital appreciation to the extent consistent with the preservation of capital and investment gains. The Short Horizon Income Fund seeks high current income with moderate potential for capital appreciation. Each Fund seeks total return as a secondary objective.

Q:   WHAT ARE THE FUNDS DESIGNED TO ACHIEVE?

A: The Funds utilize an Asset Allocation Strategy which is designed to achieve the highest total returns subject to specific risk management goals. The Long Horizon Fund seeks to meet or exceed the total return of the S&P 500 Index over the long term with lower risk than the S&P 500 Index. The Short Horizon Income Fund seeks to deliver high current income at a level comparable to a short or mid-maturity bond fund together with moderate capital appreciation.

Q:   WHAT ARE THE FUNDS' PRINCIPAL STRATEGIES AND TECHNIQUES?

A: Each Fund pursues its Asset Allocation Strategy by investing in three asset categories: a high grade fixed income portfolio (the "Fixed Income Portfolio"), S&P 500 Index futures contracts (the "Equity Portfolio"), and options on the S&P 500 Index or on S&P 500 Index futures (the "Options Portfolio").

     o The Fixed Income Portfolio generates income and seeks to provide a sufficient expected future value to preserve capital. It comprises US government securities -- including TIPS, STRIPS, US Treasury notes, agency notes and US Treasury bills -- and other high grade money market instruments.

     o The Equity Portfolio seeks to generate capital appreciation by allowing each Fund to participate in the price movement of the S&P 500 Index -- both up and down -- as if the Fund had allocated a portion of its assets to the purchase of common stock of the 500 companies that comprise the Index. It comprises S&P 500 Index futures contracts.

     o The Options Portfolio consists primarily of covered call options written on the S&P 500 Index or S&P 500 Index futures contracts. From time to time, the Funds may also purchase put options on the S&P 500 Index or S&P 500 Index futures contracts. The Options Portfolio generates additional income, from the premium earned on covered calls written, at the expense of some of the upside appreciation potential of the S&P 500 Index futures portfolio. In other words, the Funds employ the Options Portfolio to convert a portion of their equity capital appreciation potential into a periodic income stream.

The specific composition of each of the three components is determined by each Fund's dynamic Asset Allocation Strategy.


2
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Q:   HOW DOES THE ASSET ALLOCATION STRATEGY WORK?

A: The Asset Allocation Strategy involves initially purchasing and periodically rebalancing a portfolio of government securities and high-grade money market instruments. The estimated future value of these fixed-income investments, reflecting their anticipated accretion in value, exceeds the Fund's net assets, and provides an expected surplus value which can offset, over time, estimated potential losses that may result from the Fund's equity market exposure. The Adviser's proprietary exposure allocation formulae employ this expected surplus value along with other factors to determine an Equity Risk Budget, which sets the Fund's maximum equity exposure. To the extent of its Equity Risk Budget, a Fund achieves exposure to the equity market by purchasing S&P 500 Index futures and, at times, put options on those futures or options on the S&P 500 Index. The Adviser employs a quantitative dynamic call option writing methodology to convert a portion of the appreciation potential into a periodic income stream. This methodology seeks to optimize the strike prices of the call options that are written by the Fund as well as the ratio of call option contracts written and index futures contracts held. The Asset Allocation Strategy is dynamic in that the Fixed Income Portfolio, Equity Portfolio, and the Options Portfolio are rebalanced as needed to reflect real time market inputs such as interest rates and call option premiums, as well as investment gains or losses, and expirations of the Fund's futures and options contracts.

     LONG HORIZON FUND. The Asset Allocation Strategy employed by the Long Horizon Fund seeks to deliver superior risk-adjusted returns to those of the S&P 500 Index and control portfolio risk by limiting participation in down markets. By employing a continuously receding and suitably long investment target, the Adviser attains an Equity Risk Budget that is large enough to carry an equity market exposure of approximately 100% in most markets. The S&P 500 Index futures that provide this equity exposure are fully backed by a Fixed Income Portfolio which includes substantial holdings of long maturity STRIPS. To mitigate the Long Horizon Fund's sensitivity to interest rates, a substantial portion of the Fund is also allocated to TIPS. These TIPS, together with the Fund's substantial equity exposure, seek to provide inflation protection over time. In addition, the Adviser employs its quantitative dynamic call writing methodology to generate greater expected total returns over time and to reduce the volatility of the Fund.

     SHORT HORIZON INCOME FUND. The Asset Allocation Strategy employed by the Short Horizon Income Fund seeks to deliver high current income at a level comparable to a short or mid-maturity bond fund and maintain a partial exposure to the equity markets. The Adviser calibrates the Asset Allocation Strategy for the Short Horizon Income Fund to a much shorter targeted investment horizon, resulting in a portfolio construction that is considerably more conservative than the Long Horizon Fund. Under current market conditions, the Short Horizon Income Fund would have an equity market exposure of approximately 25%. The Short Horizon Fund's Fixed Income Portfolio comprises shorter maturity instruments than the Long Horizon Fund. STRIP maturities, for example, will generally not exceed three years. In addition, a significant portion of the Fixed Income Portfolio will be allocated to TIPS. The Adviser employs a covered call writing strategy that is similar to that used by the Long Horizon Fund except that the Adviser may, from time to time, pair covered calls with put options to form a collar on a portion of the equity exposure.

     Each Fund's equity market exposures are driven by a proprietary calculation of the Equity Risk Budget, which is continuously calculated. The Adviser rebalances portfolio positions so as to maintain each Fund's equity market exposure at the highest level consistent with its risk profile and Equity Risk Budget. The Adviser may increase or decrease equity market exposure in response to market and portfolio inputs that expand or contract the Equity Risk Budget.

--------------------------------------------------------------------------------

   TIPS are the inflation-indexed bonds issued by the U.S. Treasury. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal, thus protecting the holder against inflation.

   S&P 500 INDEX FUTURES are legally binding agreements for the future sale by one party and purchase by another party of a specified amount of the S&P 500 Index for a specified price on a designated future date. A futures contract is part of a class of instruments called derivatives, so named because these instruments derive their value from the worth of the underlying investments.

   STRIPS (SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES) are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. STRIPS are a form of zero-coupon government securities. Zero-coupon government securities are debt obligations that are issued or purchased at a significant discount from face value and increase or accrete in value at maturity. Zero-coupon government securities do not require periodic payment of interest and are highly interest rate sensitive. The difference between what you pay for a zero-coupon government security and what it pays at maturity is the amount of interest earned, assuming the zero-coupon government security is held until maturity.

   The EQUITY RISK BUDGET for a Fund defines its maximum permissible equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk budget sets the maximum permissible equity exposure for the Fund. It is determined mathematically by the Adviser, employing proprietary formulae that seek to limit the estimated maximum probable loss resulting from the Fund's exposure to equity markets to an amount which can be recouped by the future accretion of value in the Fund's Fixed Income Portfolio.
--------------------------------------------------------------------------------

FUND HIGHLIGHTS
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     More information about the Asset Allocation Strategy for allocating to U.S.
     equity markets and U.S. fixed income markets is provided on pages 17-18.

Q:   WHAT ARE THE FUNDS' PRINCIPAL RISKS?

A: You could lose money on an investment in a Fund. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Funds.

     The principal risks of an investment in the Funds involve risks associated with exposure to the equity and fixed income markets. As with any fund that has exposure to these markets, the value of your investment in either of these Funds may fluctuate in response to stock or bond market movements. In addition, because the Funds participate in both the equity and debt markets and employ a covered call option writing strategy, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

     Non-principal risks of investing in the Funds include interest rate risk, options risk and the risk of the use of futures contracts. These risks are described in detail on pages 18-19 of this Prospectus.

Q:   WHO ARE THE FUNDS DESIGNED FOR?

A: The Long Horizon Fund is designed for investors with long term investment goals. This would include individuals with more than 15 years to retirement, as well as individuals seeking an allocation to a diversified large-cap equity portfolio, but with reduced volatility.

     The Short Horizon Income Fund is designed for investors with near-term cash needs. This would include individuals near or in retirement, as well as individuals seeking an allocation to a short- or intermediate-term government fixed income portfolio, but with potential for moderate capital appreciation.

Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?

A: Because the Funds are new, they do not have performance information an investor may find useful in evaluating an investment in the Funds.

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                               LONG HORIZON FUND              SHORT HORIZON INCOME FUND
                                                           -------------------------        ----------------------------
                                                           CLASS A           CLASS C          CLASS A          CLASS C
     SHAREHOLDER FEES (FEES PAID
     DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) Imposed
       on Purchases (as a percentage of
       offering price)(1)                                    5.75%             None            5.75%             None
     Maximum Deferred Sales Charge (Load)
       (as a percentage of the lesser of
       the original purchase cost or
       the current market value of the
       redeemed shares)(2)                                    None            1.00%             None            1.00%
     Maximum Sales Charge (Load) Imposed on
       Reinvested Dividends
     Redemption Fee (as a percentage of amount
       redeemed, if applicable)                               None             None             None             None
     Exchange Fee                                             None             None             None             None
     Maximum Account Fee                                      None             None             None             None
     ANNUAL FUND OPERATING EXPENSES
       (EXPENSES THAT ARE DEDUCTED FROM
       FUND ASSETS)
     Management Fees                                         0.65%            0.65%            0.60%            0.60%
     Distribution (12b-1) Fees(3)                            0.35%            1.00%            0.35%            1.00%
     Other Expenses(4)                                       0.53%            0.53%            0.58%            0.58%
     Total Annual Fund Operating Expenses                    1.53%            2.18%            1.53%            2.18%
     Expense Reimbursement                                   0.23%            0.23%            0.28%            0.28%
     Net Expenses(5)                                         1.30%            1.95%            1.25%            1.90%

(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $ 1 million or more will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. Please see pages 7-9 for more information on the CDSC.

(3) Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying the Class A sales charge.

(4)  Because the Funds are new, Other Expenses, shown above, are estimated.

(5) The Board of Trustees, including a majority of the Disinterested Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Trustees without the approval of the Trustees, including a majority of the Independent Trustees.

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FUND HIGHLIGHTS
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EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                        1 year     3 year     5 year    10 year
                                         -----      -----      -----     ------
     LONG HORIZON FUND
     (Class A shares) .................   $700       $963      $1247     $2053
     (Class C shares) .................    298        612       1052      2275
     SHORT HORIZON INCOME FUND
     (Class A shares) .................   $695       $949      $1222     $1999
     (Class C shares) .................    293        597       1026      2222


You would pay the following expenses if you did not redeem your shares:


                                        1 year     3 year     5 year    10 year
                                         -----      -----      -----     ------
     LONG HORIZON FUND
     (Class A shares) .................   $700       $963      $1247     $2053
     (Class C shares) .................    198        612       1052      2275
     SHORT HORIZON INCOME FUND
     (Class A shares) .................   $695       $949      $1222     $1999
     (Class C shares) .................    193        597       1026      2222




6
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SHAREHOLDER ACCOUNT INFORMATION
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SELECTING A SHARE CLASS

Each Fund offers two classes of shares through this Prospectus: Class A and Class C. Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.


                                        CLASS A

          o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

          o    Lower annual expenses than Class C shares.


                                        CLASS C

          o    Higher annual expenses than Class A shares.

          o Deferred sales charge on shares you sell within twelve months of purchase, as described below.



CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                                  Sales Charge              Concession to Dealers
                                                        -------------------------------------------------------------------
                                                             % OF           % OF NET                 % OF
YOUR INVESTMENT                                         OFFERING PRICE   AMOUNT INVESTED        OFFERING PRICE
                                                        -------------------------------------------------------------------

Less than $50,000 .......................................    5.75%            6.10%                 5.00%
$50,000 but less than $100,000 ..........................    4.75%            4.99%                 4.00%
$100,000 but less than $250,000 .........................    3.75%            3.90%                 3.00%
$250,000 but less than $500,000 .........................    3.00%            3.09%                 2.50%
$500,000 but less than $1,000,000 .......................    2.00%            2.04%                 1.75%
$1,000,000 or more* .....................................    None             None                  1.00%

* Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or the other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under "Information and records to be provided to Fund."

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Funds reserve the right to modify or to cease offering these programs at any time.

     o RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at asset value), amounts to $50,000 or more. In determining the shares of previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other fund advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with such a sales charge.

     o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more eligible funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     o COMBINED PURCHASES. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Funds reserve the right to modify or to cease offering these programs at any time.

     o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING FUND SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH THE DISTRIBUTOR. The following conditions established by the distributor apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the funds may be purchased by clients at net asset value.

     o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF: A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

     o CURRENT OR RETIRED OFFICERS, DIRECTORS AND OTHER FULL-TIME EMPLOYEES OF SUNAMERICA, THE ADVISER AND THEIR RESPECTIVE AFFILIATES, AS WELL AS THEIR FAMILIES.

     o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

--------------------------------------------------------------------------------

WAIVERS FOR CERTAIN INVESTORS FOR CLASS C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class C shares. The Fund reserves the right to modify or to cease offering these programs at any time.

     o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

     o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

     o DISTRIBUTIONS. Contingent deferred sales charges may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 591U2; at the time the redemption is made.

     o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Funds and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to amend or discontinue these programs at any time without prior notice.

     o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the same Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account application to elect one of these other options.

     o EXCHANGE OF SHARES. Shares of the Fund may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the OAdditional Investor ServicesO in this Prospectus for more details about this program.

     o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A and Class C shares, the proceeds of the sale may be invested in the same share class of the same fund without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

INFORMATION AND RECORDS TO BE PROVIDED TO FUND. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Additional Investor Services" hyperlink.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES

Each  class of  shares of each Fund has its own  12b-1  plan that  provides  for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:

                                                      ACCOUNT MAINTENANCE AND
                CLASS          DISTRIBUTION FEE            SERVICE FEE
                  A                  0.10%                    0.25%
                  C                  0.75%                    0.25%

Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


OPENING AN ACCOUNT

1.   Read this Prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

     o    non-retirement account: $500

     o    retirement account: $250

     o dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

     o    non-retirement account: $100

     o    retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

6. As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then-current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent.

7. If you invest in the Funds through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about its applicable fees.

--------------------------------------------------------------------------------

BUYING SHARES

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with the Distributor. Your dealer will place your order with the Fund on your behalf.

BUYING SHARES THROUGH THE FUND

OPENING AN ACCOUNT
BY CHECK                                                             ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

o  Make out a check for the  investment  amount,  payable to         o  Make out a check for the investment  amount payable to the
   the specific Fund or AIG SunAmerica Mutual Funds.                    specific Fund or AIG  SunAmerica  Mutual Funds.

o  Deliver the check and your completed Account  Application         o  Include  the  stub  from  your Fund  statement or  a  note
   (and Supplemental Account Application, if, applicable) to            specifying the Fund name, your share  class,  your account
   your broker or financial adviser, or mail them to:                   number and the name(s) in which the account is registered.

      (via regular mail)                                             o  Indicate the Fund and account  number in the  memo section
      AIG SunAmerica Mutual Funds                                       of your check.
      c/o BFDS
      P.O. Box 219186 Kansas City, MO 64121-9186                     o  Deliver the check and  your stub or note to your broker or financial adviser, or mail them to:
      (via express, certified and registered mail)
      AIG SunAmerica Mutual Funds                                       RETIREMENT & NON-RETIREMENT ACCOUNTS:
      c/o BFDS
      330 W. 9th St.                                                       (via regular mail)
      Kansas City, MO 64105-1514                                           AIG SunAmerica Mutual Funds c/o BFDS
                                                                           PO. Box 219373
o  All purchases must be in U.S. dollars. Cash, money orders               Kansas City, Missouri 64121-9373
   and/or  travelers  checks will not be accepted.  A $25.00
   fee  will be  charged  for  all  checks  returned  due to               (via express, certified and registered  mail)
   insufficient funds.                                                     AIG SunAmerica Mutual Funds
                                                                           c/o BFDS
o  Accounts  can only be opened by check on funds drawn from               330 W. 9th St.
   a non-U.S. bank if they are processed through a brokerage               Kansas City, MO 64105-1514
   account  or the funds are drawn  from a U.S.  branch of a
   non- U.S.  bank.  A  non-resident  alien can only open an
   account using funds from a brokerage  account. A personal
   check  from  an   investor   should  be  drawn  from  the
   investor's bank account. In general, starter checks, cash
   equivalents,  stale-dated  or post- dated checks will not
   be accepted.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

o  Deliver  your  completed  application  to your  broker or         o  Instruct your bank to wire the amount of your  investment
   financial  is  adviser or fax it to AIG  SunAmerica  Fund            to:
   Services, Inc. at 201-324-6496.
                                                                           State Street Bank & Trust Company
o  Obtain your account number by referring to your statement               Boston, MA
   or  by  calling  your  broker  or  financial  adviser  or               ABA #0110-00028
   Shareholder/Dealer Services at 1-800-858-8850.                          DDA # 99029712

o  Instruct your bank to wire the amount of your  investment         Specify the Fund name, your choice of share class,  your new
   to:                                                               Fund number and account  number and the name(s) in which the account  registered.  Your  bank  may  charge  a fee to wire
      State Street Bank & Trust Company                              funds.
      Boston, MA
      ABA #0110-00028
      DDA # 99029712

Specify the Fund name, your choice of share class,  your new
Fund number and account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."


SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISER

BY MAIL
------------------------------------------------------------------------------------------------------------------------------------

o  Accounts of any type.                                             o  Write a letter of request  indicating the Fund name, your share class,  your account  number,  the name(s) in which
o  Mail the materials to:                                               the account is registered  and the dollar value or number
                                                                        of shares you wish to sell.
o  Include all signatures and any additional  documents that
   may be required (see next page).                                  o  Sales  of  $100,000   or  more   require  the  letter  of
                                                                        instruction to have a medallion guarantee.
      (via regular mail)
      AIG SunAmerica Mutual Funds                                    o  Any   special   documents   required   to  assure  proper
      c/o BFDS                                                          authorization.
      P. O. Box 219186
      Kansas City, MO 64121-9186                                     o  A check will  normally be mailed on the next business day to the  name(s)  and  address  in which  the  account  is
      (via express, certified and registered mail)                      registered,  or  otherwise  according  to your  letter of
      AIG SunAmerica Mutual Funds                                       request.
      c/o BFDS
      330 W. 9th St.
      Kansas City, MO 64105-1514

BY PHONE
------------------------------------------------------------------------------------------------------------------------------------

o  Most accounts.                                                    o  A check  will be mailed to the  name(s)  and  address  in which  the  account  is  registered,  or  to a  different
o  Sales of less than $100,000.                                         address indicated in a written  authorization  previously
                                                                        provided  to  the  Fund  by  the  shareholder(s)  on  the
o  Call   Shareholder/Dealer   Services  at  1-800-858-8850,            account.
   between  8:30 a.m.  and 7:00 pm.  (Eastern  time) on most
   business  days.  State  the  Fund  name,  the name of the
   person requesting the redemption,  your share class, your
   account  number,  the  names)  in which  the  account  is
   registered  and the dollar  value or number of shares you
   wish to sell.

BY WIRE
------------------------------------------------------------------------------------------------------------------------------------

If banking  instructions exist on your account,  this may be         If the account  registration  at your bank is different than
done  by  calling  Shareholder  Services  at  1-800-858-8850         your  account  at  AIG  SunAmerica,  your  request  must  be
between  8:30  a.m.  and 7:00  p.m.  (Eastern  time) on most         medallion guaranteed. A notarization is not acceptable.
business days. Otherwise,  you must provide, in writing, the
following information:                                               Minimum  amount  to wire  money is  $250.  A $15 fee will be deducted from your account.
o  The fund name,  share  class and  account  number you are redeeming,

o  Bank or financial institution name,

o  ABA routing number,

o  Account number, and

o  Account registration.

BY INTERNET
------------------------------------------------------------------------------------------------------------------------------------

Visit our web site at  www.sunamericafunds.com,  and  select         Proceeds for all  transactions  will normally be sent on the
the "View Your Account"  hyperlink  (generally not available         business day after the trade date.  Additional documents may
for retirement accounts).                                            be  required  for  certain   transactions  and  may  not  be
                                                                     processed via the internet.

TO SELL SHARES THROUGH A SYSTEMATIC  WITHDRAWAL  PLAN, SEE "ADDITIONAL  INVESTOR SERVICES."


--------------------------------------------------------------------------------

SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

   o your address of record has changed within the past 30 days o you are selling shares worth $100,000 or more

   o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You  can generally obtain a medallion  guarantee from the following sources:

   o  a broker or securities dealer

   o  a federal savings, cooperative or other type of bank

   o  a savings and loan or other thrift institution

   o  a credit union o a securities exchange or clearing agency.

A notary public CANNOT provide a medallion guarantee.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."


TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the fund. As a result, the value of each Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund's Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board of Trustees. The Funds use an outside pricing service to provide them with closing market prices and information used for adjusting those prices.

BUY AND SELL PRICES. When you buy Class A and Class C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A or Class C shares, you receive the NAV minus any applicable CDSCs (and less any applicable redemption fee).

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or the Distributor receives your order before the Funds close of business (generally 4:00 pm., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the applicable Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing or, you may visit our website at www.sunamericafunds.com, or call FastFacts at 1-800-654-4760.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by the Distributor except for SunAmerica Senior Floating Rate Fund, Inc. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Exchange Program is described under "Additional Investor Services." If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

A Fund may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Funds at all times also reserve the right to restrict or reject any exchange transactions, for no reason or any reason, without notice. For example, the Funds may refuse any sale of Fund shares through an exchange by any investor or group if, in the Funds judgment, the trade (1) may interfere with the efficient management of the Fund's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures' section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the fund may consider, among other factors, the investor's trading history in the fund and in other AIG SunAmerica funds.

REJECTED EXCHANGES. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable redemption fees or CDSCs.

CERTIFICATED SHARES. The Funds do not issue certificated shares.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES. The Funds' policies and procedures with respect to the disclosure of the Funds' portfolios securities are described in the Statement of Additional Information.


MARKET TIMING TRADING POLICIES AND PROCEDURES

MARKET TIMING POLICIES. The Funds discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds' Board of Trustees have adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds' transfer agent. While the funds' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the funds' prospectuses, the funds may be limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents an the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Funds portfolio, increase the Fund's transactions costs, administrative costs and taxes and/or impact Fund performance.

MARKET TIMING PROCEDURES. The Funds' procedures include committing staff of the Funds' shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Funds investment objective, the size of the fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Funds reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

Though the implementation of the Funds' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds' service providers seek to make judgments that are consistent with the interests of the Funds' shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of a Fund's market timing trading policies are not necessarily deemed accepted by the Fund and may be rejected or revoked by the Fund on the next business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by the Distributor. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares periodically of one or more other funds distributed by the Distributor, for shares of the same class of the Funds. Shares of the funds cannot be exchanged for shares of the SunAmerica Senior Floating Rate Fund. To use:

   o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

   o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

   o  Specify the amount(s). Each exchange must be worth at least $50.

   o Accounts must be registered identically; otherwise a medallion guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by the Distributor with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 6074.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

   o  Make sure you have at least $5,000 worth of shares in your account.

   o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

   o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

   o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

   o  Make sure your dividends and capital gains are being reinvested.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. In general, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

   o After every transaction that affects your account balance (except a dividend reinvestment, automatic redemption or automatic purchase from your bank account).

   o After any changes of name or address of the registered owner(s), or after certain account option changes.

   o In all other circumstances, quarterly or annually, depending upon the Fund.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/ dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL, AND SEMI-ANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our web site at WWW.SUNAMERICAFUNDS.COM, and select the "Go Paperless" hyperlink.

(Note: this option is only available to accounts opened through the Fund.) To establish electronic delivery for accounts held in a brokerage account, contact your broker/dealer.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by

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SHAREHOLDER ACCOUNT INFORMATION
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the  Distributor  or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 1-800-858-8850, to change dividend and distribution payment options.

UNLESS   OTHERWISE   SPECIFIED,   ALL  DIVIDENDS  AND   DISTRIBUTIONS   WILL  BE
AUTOMATICALLY  REINVESTED IN ADDITIONAL  FULL AND  FRACTIONAL  SHARES OF A FUND.

TAXES. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in a Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

When you sell or exchange Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year the Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

The dynamic exposure allocation process may increase turnover of a Fund's assets, which may result in the realization of additional gains by the Fund. It may also result in a larger portion of any net gains being treated as short-term capital gains, which would be taxed as ordinary income when distributed to shareholders. AS NOTED ABOVE, DISTRIBUTIONS OF ANY GAINS AND INCOME WILL BE TAXABLE TO SHAREHOLDERS EVEN IF THOSE DISTRIBUTIONS ARE REINVESTED IN FUND SHARES. Any gains from the Fund's investments in futures contracts will generally be treated as long-term capital gain to the extent of 60% of the gain and the remainder will generally be treated as short-term capital gain.
Shareholders will also receive taxable distributions of net income from investments in fixed income securities even in situations where a Fund has capital losses from investments in the U.S. equity markets.

The Funds will invest in zero-coupon government securities and other debt securities that are issued at a discount or provide for deferred interest. Even though the Funds receive no actual interest payments on these securities, the Funds will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements if shareholders request cash distributions.

REMEMBER, THERE MAY BE TAXES ON TRANSACTIONS. Because the Funds' share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By  law,  each  Fund  must  withhold  a  percentage   (currently  28%)  of  your
distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Funds under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $24.00 annual charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges, or administrative fees (for retirement plans only).


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--------------------------------------------------------------------------------
NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.
--------------------------------------------------------------------------------


INVESTMENT STRATEGY

GENERAL

The Funds seek to generate capital appreciation by maintaining exposure to US equity markets, while also being invested in fixed income securities. Exposures to both markets are managed using the Asset Allocation Strategy to minimize the risk of loss of principal and investment gains. Under normal market conditions, the Long Horizon Fund will seek significant equity exposures and relatively long duration fixed income exposures. The Short Horizon Income Fund will seek a more modest equity exposure while investing in short-term and medium-term high-grade fixed income securities.

The Funds may trade portfolio holdings actively, which could increase the Funds' transaction costs (thus affecting performance) and may increase your taxable distributions.


PORTFOLIO CONSTRUCTION AND REBALANCING

The Funds' Adviser, Trajectory Asset Management LLC, uses disciplined quantitative investment formulae that seek to maximize the Funds' prospects for capital appreciation while preserving investment gains and controlling investment risk.

The Adviser employs the disciplined quantitative approach through a proprietary, computer assisted methodology to construct and rebalance the Funds' portfolios. This construction and rebalancing process is similar to traditional asset allocation except that it controls not only portfolio assets such as government securities, but also the Funds' notional exposures to equity markets via futures contracts and options contracts. The quantitative methodology evaluates a number of factors including but not limited to:

   o  The prevailing level of interest rates

   o The current value of S&P 500 Index futures compared to their previous value

   o  Margin requirements relating to S&P 500 Index futures

   o The level of Fund holdings of money market instruments, including margin deposits

Through this quantitative methodology, the Adviser determines each Fund's initial portfolio holdings of S&P 500 Index futures, options, government securities and money market instruments, and determines portfolio rebalancing actions thereafter.

The quantitative methodology is calibrated so as to control investment risk, while maintaining targeted equity market exposure over a broad range of market conditions. In the event of a significant decline in interest rates, or equity market values, or both, the methodology may significantly reduce a Fund's equity exposure.

EQUITY PORTFOLIO. The Funds use S&P 500 Index futures to generate equity market exposures. The S&P 500 Index is a stock market index comprising common stocks in the U.S. selected by Standard and Poor's Corporation ("S&P"). By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directlyto shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced periodically without incurring excessive trading costs and related expenses. The Funds intend to maintain at least 100% coverage of notional equity exposures in the form of U.S. government securities and other high-grade fixed income securities. In employing these strategies, the Funds also seek to earn higher aggregate cumulative interest income over the life of each Fund than would typically be earned by a comparable portfolio of credit quality that generates its equity exposure through direct holdings of shares of stock.


                                                                              17
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MORE INFORMATION ABOUT THE FUNDS
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The Funds  intend to hold only S&P 500 Index  futures that are listed and traded on the Chicago Mercantile Exchange. These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

Under normal market conditions, the Long Horizon Fund may maintain equity market notional exposures at levels of approximately 100% of net assets. The Short Horizon Income Fund's equity market notional exposures will be considerably less than the Long Horizon Fund and under present market conditions will be approximately 25% of net assets. The Adviser reduces this equity market exposure when its quantitative methodology signals the advent of a significant down market. Because of its more conservative calibration, the Short Horizon Income Fund's Asset Allocation Strategy is more sensitive to market conditions than is the case for the Long Horizon Fund. For example, the Adviser estimates that the Short Horizon Income Fund would have varied its equity exposure from a low of approximately 14% to a high of approximately 53% over the past 15 years, had a portfolio employing the strategy existed at that time. Over the same time period the Long Horizon Fund would have maintained its equity exposure within a 70%-100% band, had a portfolio employing the strategy been in existence.

OPTIONS PORTFOLIO. The Funds generate additional income by writing covered call options on their S&P 500 Index futures positions. Typically, calls are written on 50% to 100% of the futures held. From time to time the Adviser may also purchase put options on a portion of the S&P 500 Index futures held. The Adviser uses a quantitative methodology that seeks to optimize the Options Portfolio by varying the ratio of call option contracts to futures contracts, and by selecting the most attractively priced strike levels. The Adviser employs the options strategy to boost expected total returns over time. The use of the options strategy will, however, cause the Funds to underperform in periods when the stock market is appreciating at a rapid pace.

Under certain market conditions, the Adviser may collar a portion of the S&P 500 Index exposure of the Short Horizon Income Fund by writing calls and buying puts. A collar is a trade that establishes both a maximum profit (the ceiling) and maximum loss (the floor) when holding the underlying asset. The premium received from the sale of the ceiling reduces that due from the purchase of the floor. Strike prices are typically chosen at levels that generate net positive premiums to the Fund. An example would be: owning 100 futures contracts, while simultaneously selling 100 call contracts, and buying 100 put contracts.

FIXED INCOME PORTFOLIO. Generally, all or nearly all of the fixed income assets will be invested in U.S. government securities and high-grade money market instruments. The Funds' Fixed Income Portfolios differ considerably in the average maturities of the securities held. The Long Horizon Fund's Fixed Income Portfolio has a duration that is comparable to a long-term government bond fund, while the Short Horizon Income Fund's Fixed Income Portfolio maintains a duration that is comparable to a short-term government bond fund. As such, the Long Horizon Fund's Fixed Income Portfolio will generally provide higher returns and greater volatility of returns than that of the Short Horizon Income Fund. While each portfolio differs in terms of average maturities of its fixed income holdings, both Funds employ a portfolio construction and rebalancing approach that seeks to balance the deflation protection of STRIPS with the inflation protection of TIPS.


ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS

A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. This section discusses the risks associated with certain types of securities in which the Funds may invest and certain investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the Statement of Additional Information.


HOW RISKY ARE THE FUNDS OVERALL?

The principal risks of an investment in a Fund involve risks associated with exposure to the equities and fixed income markets. As with any fund that has exposure to these markets, the value of your investment in either of these Funds may fluctuate in response to stock or bond market movements. In addition, because the Funds participate in both the equity and debt markets, a Fund may underperform stock funds when stocks are in favor and underperform bond funds when stocks are out of favor.

Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

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KEY ADVISER PERSONNEL RISK

The Funds' ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more of the key individuals leaves the Adviser, the Adviser may not be able to hire qualified placements or may require an extended time to do so. This could prevent the Funds from achieving their investment objectives.


INTEREST RATE RISK

Debt securities arc subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. In addition, the market value of zero-coupon securities (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically.


ZERO-COUPON SECURITIES

Federal tax law requires that a holder of a zero-coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because a Fund must distribute substantially all of its net income (including non-cash income attributable to the accretion of value of zero-coupon securities) to its shareholders each year for income and excise tax purposes, this accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders.


CREDIT RISK

Commercial paper and other high quality short-term notes held by the Funds are promissory notes of private issuers that depend solely on the credit of the issuing company. Securities directly issued by the U.S. Treasury and certain US. government agencies that are backed by the full faith and credit of the U.S. government have little credit risk. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. All U.S. government securities may be subject to price declines due to changing interest rates.


OPTIONS RISK

A Fund may purchase put or call options on the S&P 500 Index that are traded on an exchange or in the over-the-counter market. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the closing level of the securities index upon which the call is based, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option.


USE OF FUTURES

While the use of futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin. In addition, although the Funds intend to purchase or sell futures contracts on the Chicago Mercantile Exchange where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a futures investment position when it wanted to do so.


TRANSACTION COSTS

The dynamic exposure allocation process results in additional transaction costs such as dealer spreads and charges incurred from futures commission merchants. This process can have an adverse effect on the performance of the Funds during periods of increased equity market volatility. In addition, the dynamic exposure allocation strategy may require a Fund to have a higher portfolio turnover rate.

Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year.


U.S. GOVERNMENT SECURITIES

Some U.S. government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. government securities may be subject to price declines due to changing interest rates.



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GLOSSARY


INVESTMENT TERMINOLOGY

A CALL OPTION sold by a Fund is a short-term contract, typically having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option (in return for a premium received) the obligation to sell, underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the period.

CAPITAL APPRECIATION is growth of the value of an investment.

A COLLAR consists of the simultaneous purchase of a put option, and the writing of a call option. Both options are out-of-the-money, and usually have the same expiration date. Most often a collar is established against an existing position, with one put purchased and one call written for every 100 shares held.

A DERIVATIVE INSTRUMENT is a contract, such as an option or future, whose value is based on the performance of an underlying financial instrument.

EQUITY EXPOSURE means investing a portion of the Funds' assets in S&P 500 Index futures to generate equity market exposures. By buying these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index.

The EQUITY  RISK  BUDGET  for a Fund  defines  its  maximum  permissible  equity exposure as determined by the Adviser's proprietary exposure allocation formulae. The Equity Risk Budget sets the maximum permissible equity exposure for the Fund.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include U.S. government securities. A high-quality fixed income security is rated in the highest ratings category by a debt rating agency (or is considered of comparable quality by the Adviser).

FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

MONEY MARKET INSTRUMENTS include high-quality, short-term securities, such as obligations of the U.S. government and its agencies, and certain short-term demand and time deposits, certificates of deposit and bankers' acceptances issued by certain U.S. depository institutions or trust companies, and certain commercial paper, which are short-term, negotiable promissory notes of companies.

NET ASSET VALUE, or NAV, is the value of a Fund's assets minus all liabilities divided by the number of shares outstanding. The Funds calculate their NAV each business day.

NOTIONAL EXPOSURE is the total value of a derivative's underlying assets. For example, one S&P 500 Index futures contract obligates the buyer to 250 units of the S&P 500 Index. If the index is trading at 1,000, then the futures contract is similar to investing $250,000 (250 x $1,000). Therefore, $250,000 is the notional exposure underlying the futures contract.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

PRESERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

A PUT OPTION is a short-term contract which gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option.

REPURCHASE AGREEMENTS are agreements in which the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months.

S&P 500 INDEX is a stock market index comprised of common stocks in the U.S. selected by S&P.


20

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STRIPS are  separately  traded  interest or principal  components  of securities issued or guaranteed by the U.S. government. Under the STRIPS program, the interest and principal components of these securities are individually numbered and separately issued by the U.S. government at the request of depository financial institutions, which then trade the component parts independently.

TIPS is a security which is identical to a treasury bond except that principal and coupon payments are adjusted to eliminate the effects of inflation.

TOTAL RETURN is achieved through both growth of capital and income.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality.

While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

ZERO-COUPON GOVERNMENT SECURITIES are: (i) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.


RISK TERMINOLOGY

ACTIVE TRADING: A Fund may engage in frequent trading of portfolio holdings to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

CREDIT RISK: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

EQUITY RISK: The risk that the equity market may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions.

INTEREST RATE RISK: The market value of the interest-bearing debt securities held by the Funds are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and those securities may sell at a discount from their face amount. Zero-coupon bonds, including STRIPS, longer term and lower coupon bonds tend to be more sensitive to changes in interest rates. As a result, an investment in the Funds is subject to risk even if all fixed income securities in a Fund's investment portfolio are paid in full at maturity.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

YIELD SHORTFALL RISK: The risk that portfolio yield drops below a Fund's expense ratio and the Fund would have to use capital (i.e., NAV) to cover its expenses.

FUND MANAGEMENT
--------------------------------------------------------------------------------

MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica" or "Manager") supervises the daily business affairs of each Fund and provides various administrative services to the Funds. SunAmerica has delegated portfolio management responsibilities to the Adviser.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $43 billion as of November 30, 2005. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.

The Long Horizon Fund will pay SunAmerica a management fee at the annual rate of ..65% of average daily net assets. The Short Horizon Income Fund will pay SunAmerica a management fee at the annual rate of .60% of average daily net assets.

ADVISER. Trajectory Asset Management LLC ("Adviser") was organized in 2003 under the laws of Delaware and its principal offices are at 150 East 52nd Street, 7th Floor, New York, NY 10022. As of November 30, 2005, the Adviser had over $470 million in assets under management. The Funds are managed by a team of investment professionals who are employed by the Adviser.

The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates for the Funds. SunAmerica may terminate any agreement with the Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated advisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated advisers for new or existing Funds, change the terms of particular agreements with unaffiliated advisers or continue the employment of existing unaffiliated advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an adviser for that Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any adviser changes. The order also permits the Fund to disclose the Adviser's fees only in the aggregate for each Fund.

The Adviser's fee will be 43% of the net management fees after reimbursements paid to SunAmerica.

Payments to the Adviser for its services are made by SunAmerica, not by the Funds.

The Funds are managed by the Adviser's team of portfolio managers led by Juan M. Ocampo. The portfolio managers are described below:

Juan M. Ocampo
President

Prior to founding Trajectory Asset Management LLC and its parent company Demand Insights LLC, Mr. Ocampo served as a Partner of McKinsey & Company, Mitchell Madison Group (and its successor, marchFIRST), and as a Managing Director of Securitas Capital, a private equity investment fund jointly funded by Credit Suisse and Swiss Re. Mr. Ocampo is co-author of the book SECURITIZATION OF CREDIT, published by John Wiley and Sons, and author of articles published in the Journal of Applied Corporate Finance and the McKinsey Quarterly. Mr. Ocampo is a graduate of the Massachusetts Institute of Technology and he received an MBA from Harvard Business School.

Kim H. Erle
Managing Director

Prior to founding Trajectory Asset Management and its parent company Demand Insights LLC, Ms. Erle was a Partner of marchFIRST, the successor firm of Mitchell Madison Group. Ms. Erle has also held positions at Bloomberg LP and at Salomon Brothers. Ms. Erle is a graduate of the Operations Research and Industrial Engineering program at Cornell University (with honors). She holds an MA in International Affairs and Economics from the Johns Hopkins School of Advanced International Studies, and an MBA (with honors) in Finance from Columbia Business School.

Jiayi Li, CFA
Vice President

Before joining Demand Insights LLC, Trajectory Asset Management LLC's parent company, Ms. Li worked as an Associate in A.T. Kearney's Financial Institutions Group. Prior to A.T. Kearney, Ms. Li supervised a $10 billion portion of Prudential's general account as a Portfolio Manager in Prudential's Fixed Income Portfolio Management group, and held an Analyst position in the Portfolio

--------------------------------------------------------------------------------

Management group of MetLife Investments. Ms. Li graduated with highest honors in Economics from Rutgers. She received her MBA (with honors) in Finance from Columbia Business School.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. ("Distributor") distributes each Funds shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Funds Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares;
(ii) additional compensation with respect to the sale of Class A or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers that have sold a significant number of shares of the Funds.

Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Funds' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of .22% of average daily net assets of Class A and Class C shares.

SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.

LEGAL PROCEEDINGS. On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of the Manager and the Distributor. Neither the Manager, the Distributor or their respective officers and directors nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them.

In the Manager's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Manager or the Distributor, or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then the Manager and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Trust's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Funds by contacting AIG SunAmerica Fund Services, Inc. at 1-800-858-8850, by visiting our website at www sunamericafunds.com, or by calling your broker or financial adviser. Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.



INVESTMENT COMPANY ACT
File No. 811-21482



                                             [AIG SUNAMERICA LOGO]  SUN AMERICA
                                                                    MUTUAL FUNDS

================================================================================

[AIG SUNAMERICA LOGO] SUN AMERICA
                      MUTUAL FUNDS

================================================================================




DISTRIBUTED BY:
AIG SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider the investment objectives, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus, which can be obtained from your financial adviser or from the AIG SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the prospectus carefully before investing.

www.SunAmericaFunds.com



HZPRO-12/05

                                AIG SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 27, 2005



Harborside Financial Center                                General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, NJ  07311-4992                                       (800) 858-8850


AIG Series Trust (the "Trust") is a mutual fund consisting of six funds, two of which are currently offered to shareholders through this Statement of Additional
Information: Long Horizon Fund and Short Horizon Income Fund (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information relates only to Class A and Class C shares of each Fund.

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated December 27, 2005. To obtain a Prospectus, free of charge, please call the Trust at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS
                                                                            PAGE

THE TRUST......................................................................1

INVESTMENT OBJECTIVES AND POLICIES.............................................1

INVESTMENT RESTRICTIONS.......................................................10

TRUSTEES AND OFFICERS.........................................................12

MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
  DISTRIBUTOR AND ADMINISTRATOR...............................................19

INITIAL BOARD APPROVAL OF THE INVESTMENT ADVISORY AND
  MANAGEMENT AGREEMENT AND THE SUBADVISORY AGREEMENT..........................20

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES......................28

FUND TRANSACTIONS AND BROKERAGE...............................................31

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................32

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................39

EXCHANGE PRIVILEGE............................................................39

DETERMINATION OF NET ASSET VALUE..............................................40

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................41

RETIREMENT PLANS..............................................................44

DESCRIPTION OF SHARES.........................................................46

ADDITIONAL INFORMATION........................................................48

FINANCIAL STATEMENTS..........................................................48

APPENDIX A-1

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, AIG SunAmerica Asset Management Corp. ("SunAmerica" or "SAAMCo") or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This
Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE TRUST

The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), was organized as a Delaware statutory trust on December 31, 2003. The Trust consists of six series, two of which are currently offered through this Statement of Additional Information to shareholders: Long Horizon Fund and Short Horizon Income Fund (each, a "Fund," and collectively, the "Funds"). Each Fund offers up to three classes of shares - Class A, Class C and Class I shares. As of December 27, 2005 Class I shares of the Long Horizon Fund and Short Horizon Income Fund are not currently offered.

On August 30, 2005, the Board of Trustees of the Trust approved the creation of the Funds.

All of the Funds are diversified within the meaning of the Investment Company Act. SunAmerica serves as investment manager for all of the Funds. As described in the Prospectus, SunAmerica has retained Trajectory Asset Management LLC ("Adviser" or "Trajectory") to provide advisory services to the Funds.

                       INVESTMENT OBJECTIVES AND POLICIES

The investment goals and policies of each Fund are described in the Prospectus. Certain types of securities in which each Fund may invest and certain investment practices each Fund may employ, which are described in the Prospectus, are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise. Additional information is also provided about the strategies that the Funds can use to try to achieve their objectives. Unless otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as

"U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States; (ii) the limited authority of the issuer to borrow from the U.S. Treasury; or (iii) the authority of the U.S. government to purchase certain obligations of the issuer. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

In general, debt securities are also subject to two types of risk: credit risk and interest rate risk.

CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. U.S. government securities are generally considered to be equivalent to securities in the highest rating categories.

INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's NAVs will be affected by those fluctuations.

ZERO-COUPON SECURITIES ISSUED BY THE U.S. TREASURY. The Funds may invest in zero-coupon securities issued by the U.S. Treasury. Zero-coupon U.S. government securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell securities to maintain liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

ZERO-COUPON BONDS ISSUED BY GNMA, FNMA AND FHLMC. In addition, the Funds may invest in zero-coupon bonds issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Association ("FHLMC"), and other government sponsored entities, provided that the securities are rated AAA by S&P and Aaa by Moody's at the time of purchase.

COUPON BEARING U.S. GOVERNMENT SECURITIES. Each Fund may invest in coupon bearing non-callable U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

STRIPS. In addition to the U.S. government securities discussed above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of outstanding U.S. Treasury bonds and selling them as individual securities. The interest and principal components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest and principal components are individually numbered and separately issued by the U.S. Treasury at the request of depositary financial institutions, which then trade the component parts independently.

TIPS are inflation-indexed bonds issued by the U.S. Treasury. TIPS are backed by the full faith and credit of the U.S. Government. Interest payments on TIPS are made semi-annually and are linked to the Consumer Price Index for Urban Consumers (CPI-U). The underlying value of the principal grows at the same rate that prices (as measured by CPI-U) rise. When the principal grows, interest payments grow also since interest payments are a fixed percentage of principal. At maturity, if inflation has occurred and increased the value of the underlying security, the U.S. Treasury pays the owner the higher inflation-adjusted principal. If, however, deflation has occurred and decreased the value of the underlying security, the investor receives the original face value of the security. Earnings from TIPS are exempt from state and local income taxes just as other U.S. Treasury notes and bonds. TIPS owners pay federal income tax on interest payments in the year they are received and on growth in principal in the year that it occurs.

MONEY MARKET INSTRUMENTS. The following is a brief description of the types of U.S. dollar denominated money market securities in which the Funds can invest. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They must be rated in the highest rating categories by Moody's or S&P, or other rating organizations whose ratings are described in the Appendix. They may have fixed, variable or floating interest rates. The Funds may invest in the following money market instruments:

U.S. GOVERNMENT SECURITIES. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

BANK OBLIGATIONS. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation.

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers'  acceptances   typically  arise  from  short-term  credit  arrangements
designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

COMMERCIAL PAPER. The Funds can invest in commercial paper if it is rated within the top two rating categories of S&P or Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Adviser determines that it is comparable to rated commercial paper in the top two rating categories of national rating organizations.

Commercial Paper is a short-term note issued by a domestic corporation. A Fund may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is rated in the two highest categories by S&P and by Moody's.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

BORROWING. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Funds' volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a

Fund's borrowings will be fixed, a fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements involving securities issued by the U.S. government or agencies or instrumentalities thereof and with selected banks and securities dealers whose financial condition is monitored by the Adviser. In these agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, but no longer than seven days. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of the transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value).

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. In lending its securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of these loans is that a Fund continues to receive the interest on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

INTERFUND BORROWING AND LENDING PROGRAM. The Trust has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

SPECIAL RISK FACTORS. In the case of bank obligations not insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, a Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. A Fund's investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities.

FUTURES CONTRACTS. The Funds may invest in S&P 500 Index futures that are listed and traded on the Chicago Mercantile Exchange (CME). The Funds use S&P 500 Index futures contracts to generate equity market exposures. By buying and rolling these contracts, the Funds participate in equity market returns (gains or losses) that are roughly comparable to allocating a portion of portfolio assets directly to shares of stock comprising the S&P 500 Index. By holding futures contracts, rather than shares of stock, the Funds seek to generate diversified equity exposures that can be rebalanced daily without incurring excessive trading costs and related expenses.

These contracts generally provide a high degree of liquidity and a low level of counterparty performance and settlement risk. The Funds do not intend to invest in swaps or over-the-counter derivative contracts to generate equity exposures.

While the use of S&P 500 Index futures contracts by the Funds can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin posted by the Funds pursuant to the contracts. In addition, although the Funds intend to purchase or sell futures contracts on the CME where there appears to be an active secondary market, there is no assurance of market liquidity such that there may be times where a Fund would not be able to close a future investment position when it wanted to do so.

Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

Position limits also apply to futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when a Fund purchases a future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such future, less the margin deposit applicable to it.

Pursuant to claims for exemption filed with the Commodity Futures Trading Commission ("CFTC") and/or the National Futures Association on behalf of each Fund, each Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (the "CEA") and is not subject to registration or regulation as such under the CEA. Pursuant to the same rule adopted by the CFTC, there are no limitations on the amount of futures trading in which each Fund can engage.

PUT AND CALL OPTIONS ON SECURITIES INDICES. Each Fund may invest in put and call options in S&P 500 Cash Index option contracts listed on the Chicago Board of Options Exchange ("CBOE") and the CME, as well as put and call options on S&P 500 Index futures listed on the CBOE and the CME. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

The writing of a call on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase options on futures for hedging purposes, instead of purchasing or selling the underlying futures contract. For example, where a decrease in the value of the Fund's portfolio is anticipated as a result of a projected market-wide decline, a Fund could, in lieu of selling a futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on futures, rather than purchasing the underlying futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

OTHER DERIVATIVES STRATEGIES. In the future, each Fund may employ derivatives strategies that are not presently contemplated but which may be developed, to the extent these investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

SHORT SALES. Each Fund may engage in short sales in S&P 500 Index call options listed on the CBOE and options on S&P 500 Index futures traded on the CME. A short sale is the sale of an investment that a Fund does not own or any sale that is consummated by the delivery of an investment borrowed by, or for the account of, the Fund. In order to deliver the investment to the purchaser, the Fund will borrow the investment, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by purchasing equivalent investments on the open market, or by using an equivalent investment it already owned, and returning the investment to the lender. The price at such time may be more or less than the price at which the investment was sold by the Fund. Until the investment is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the investment, the Fund also may be required to pay a premium, which would increase the cost of the investment sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or
(b) otherwise cover its short position. A Fund will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Fund replaces the borrowed investment. A Fund will realize a gain if the investment declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an investment. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. In these transactions, the Fund sells a security or commodities contract it does not own in anticipation of a decline in the market value of the security or commodities contract. To complete the transaction, the Fund must borrow the security or commodities contract to make delivery to the buyer. The Fund is obligated to replace the security or commodities contract borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security or commodities contract was sold by the Fund, which would result in a loss or gain, respectively.

A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

                             INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions, NO FUND MAY:

            1. issue  senior  securities  or borrow  money or pledge its assets, except as permitted under the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

            2. concentrate  its  investments in a particular  industry,  as that term is used in the Investment Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

            3. buy or sell commodities or commodity  contracts (except financial futures and Options on financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

            4. act as underwriter  except to the extent that, in connection with the disposition of securities, it may be deemed to be an underwriter under certain federal securities laws;

            5. purchase  any  security  (other  than  obligations  of  the  U.S.
               government,  its agencies,  or instrumentalities) if as a result:
               (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer; and

            6. make loans except as permitted under the Investment  Company Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote. Each Fund may not:

            7. purchase  securities on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make initial and variation margin payments in connection with futures and options transactions;

            8. make  investments  for  the  purpose  of  exercising  control  or management;

            9. invest  more that 15% of its net assets in  illiquid  securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States.

               Commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act and securities that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities; and

          10. invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

                              TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of the Trust, their date of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., SunAmerica Money Market Funds and the Trust. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Trustees."

TRUSTEES AND OFFICERS OF THE TRUST

----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                       Position(s)                                               Complex
Name and Date of       Held with    Length of Time   Principal Occupation        Overseen       Other Directorships
Birth                  Trust        Served(1)        during the last 5 years     by Trustee(2)  Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------

DISINTERESTED
TRUSTEES

Jeffery S. Burum       Trustee      2004 to Present  Founder and CEO of          42             None
February 27, 1963                                    National Housing
                                                     Development Corporation
                                                     (January 2000 to
                                                     Present); Founder, Owner
                                                     and Partner of Colonies
                                                     Crossroads, Inc. (January
                                                     2000 to Present); Owner
                                                     and Managing Member of
                                                     Diversified Pacific
                                                     Development Group, LLC
                                                     (June 1990 to Present).
----------------------------------------------------------------------------------------------------------------------

Dr. Judith L. Craven   Trustee      2004 to Present  Retired                     91             Director, A.G. Belo
October 6, 1945                                                                                 Corporation (1992 to
                                                                                                Present); Director,
                                                                                                Sysco Corporation
                                                                                                (1996 to Present);
                                                                                                Director, Luby's
                                                                                                Inc. (1998 to
                                                                                                Present); Director,
                                                                                                University of Texas
                                                                                                Board of Regents
                                                                                                (May 2001 to
                                                                                                Present).
----------------------------------------------------------------------------------------------------------------------

William F. Devin       Trustee      2004 to Present  Retired                     91             Member of the Board
December 30, 1938                                                                               of Governors,
                                                                                                Boston Stock
                                                                                                Exchange
                                                                                                (1985-resent).
----------------------------------------------------------------------------------------------------------------------

Samuel M. Eisenstat    Chairman     2004 to Present  Attorney, solo              52             Director, North
March 7, 1940          of the                        practitioner                               European Oil Royal
                       Board                                                                    Trust.
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                       Position(s)                                               Complex
Name and Date of       Held with    Length of Time   Principal Occupation        Overseen       Other Directorships
Birth                  Trust        Served(1)        during the last 5 years     by Trustee(2)  Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------

Stephen J. Gutman      Trustee      2004 to Present  Associate, Corcoran          52             None
May 10, 1943                                         Group (Real Estate)
                                                     (2003 to Present);
                                                     President and Member
                                                     of Managing
                                                     Directors, Beau
                                                     Brummel-SoHo LLC
                                                     (licensing of
                                                     menswear specialty
                                                     retailing and other
                                                     activities) (June
                                                     1988 to Present).

----------------------------------------------------------------------------------------------------------------------

William J. Shea        Trustee      2004 to Present  President and CEO,          52             Chairman of the
DOB: February 9, 1948                                Conseco, Inc. 1948                         Board, Royal and
                                                     (Financial Services)                       SunAlliance U.S.A.,
                                                     (2001 to 2004); Inc.                       (March 2005 to
                                                     Chairman of the Board of                   Present); Director,
                                                     Centennial Technologies,                   Boston Private
                                                     Inc. (1998 to 2001); Vice                  Financial Holdings
                                                     Chairman, Bank  Present).                  (October 2004 to
                                                     Boston Corporation (1993                   present)
                                                     to 1998).

INTERESTED
DIRECTOR
----------------------------------------------------------------------------------------------------------------------

Peter A. Harbeck(4)    Trustee      2004 to Present  President, CEO and          100            N/A
January 23, 1954                                     Director, SAAMCo (August
                                                     1995 to Present);
                                                     Director, SACS (August
                                                     1993 to Present);
                                                     President and CEO, AIG
                                                     Advisor Group, Inc. (June
                                                     2004 to Present).

----------------------------------------------------------------------------------------------------------------------

Donna M. Handel        Treasurer    2004 to Present  Senior Vice President,      N/A            N/A
June 25, 1966                                        SAAMCo (December 2004 to
                                                     Present); Vice President,
                                                     SAAMCo (August 1996 to
                                                     December 2004).

----------------------------------------------------------------------------------------------------------------------

Vincent Marra          President    2004 to Present  Senior Vice President and   N/A            N/A
DOB:                                                 Chief Operating Officer,
May 28, 1950                                         SAAMCo (February 2003 to
                                                     Present); President, AIG
                                                     SunAmerica Fund Services,
                                                     Inc. (February 2003 to
                                                     Present); Chief
                                                     Administrative Officer,
                                                     Chief Operating Officer
                                                     and Chief Financial
                                                     Officer, Carret & Co. LLC
                                                     (June 2002 to February
                                                     2003); President and
                                                     Chief Operating Officer,
                                                     Bowne Digital Solutions
                                                     (1999 to May 2002)


----------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                       Position(s)                                               Complex
Name and Date of       Held with    Length of Time   Principal Occupation        Overseen       Other Directorships
Birth                  Trust        Served(1)        during the last 5 years     by Trustee(2)  Held by Trustee(3)
----------------------------------------------------------------------------------------------------------------------

Gregory N. Bressler    Secretary    2004 to Present  Senior Vice President and   N/A            N/A
DOB:                                                 General Counsel, SAAMCo
November 17, 1966                                    (June 2005 to Present);
                                                     Vice President and
                                                     Director of U.S. Asset
                                                     Management Compliance,
                                                     Goldman Sachs Asset
                                                     Management, L.P. (June
                                                     2004 to June 2005); Deputy
                                                     General Counsel; Credit
                                                     Suisse Asset Management,
                                                     L.L.C. (June 2002 to June
                                                     2004) and Vice President
                                                     and Counsel (January
                                                     2000-June 2002), Credit
                                                     Suisse Asset Management,
                                                     LLC.

----------------------------------------------------------------------------------------------------------------------

---------------------

1 Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on page 18.

2 The "Fund Complex" consists of all registered investment companies for which SunAmerica or an affiliated person of SAAMCo serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), AIG Series Trust (6 funds), Anchor Series Trust (9 portfolios) ("AST"), SunAmerica Senior Floating Rate Fund, Inc. (1 fund) ("SASFRF"), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), VALIC Company I (24 portfolios) and VALIC Company II (33 portfolios), SunAmerica Series Trust (32 portfolios) ("SAST"), Season Series Trust (24 portfolios).

3 Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the Investment Company Act, (other than those listed under the preceding column).

4 Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on directors of investment companies by the Investment Company Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica Inc.

EXECUTIVE COMPENSATION AND COMMITTEES

The Trust pays each Disinterested Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF, the Chairman of the Board receives $60,000 in annual compensation. Also, each Disinterested Trustee of SASFRF receives $900 per quarterly meeting. Each Disinterested Trustee of the retail funds in SAMF receives an additional $5,000 per quarterly meeting, the Chairman receives $7,500 per quarterly meeting.

The Board of Trustee has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives $2,500 per meeting in compensation for serving on the Audit Committee of SAMF, AST and the Fund. Each member of the Committee receives a pro rata portion of the $2,500 per meeting fee, based on the relative net assets of the Fund. In addition, the Chairman receives a pro rata portion of $5,000 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Audit Committee. The Audit Committee met five times during the fiscal year ending October 31, 2005.

The Nominating and Compensation Committee recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Nominating and Compensation Committee. There were two meetings of the Nominating and Compensation Committee during the fiscal year ending October 31, 2005.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund's Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Code, as appropriate. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Ethics Committee. The Ethics Committee met one time during the fiscal year ending October 31, 2005.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. Each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund, for serving as Chairman of the Governance Committee. The Governance Committee has met twice during the fiscal year ending on October 31, 2005.

The Trustees (and Directors) of the SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Trustees of the SAMF. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%.

                        TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2004.

DISINTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                   Investment Companies Overseen by
                                              Dollar Range of Equity                Trustee in Family of Investment
            Name of Trustee                   Securities in the Fund                         Companies(1)
----------------------------------------------------------------------------------------------------------------------
Jeffery S. Burum                                         None                               Over $100,000
----------------------------------------------------------------------------------------------------------------------
Dr. Judith K. Craven None None
----------------------------------------------------------------------------------------------------------------------
William F. Devin                                         None                            $ 50,001 - $100,000
----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                                      None                              $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                        None                                 $1-10,000
----------------------------------------------------------------------------------------------------------------------
William J. Shea                                          None                                   None
----------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------

                                                                                  Aggregate Dollar Range of Equity
                                                                                    Securities in All Registered
                                                                                  Investment Companies Overseen by
                                               Dollar Range of Equity             Trustee in Family of Investment
            Name of Trustee                    Securities in the Fund                     Companies(1)
----------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck                                         None                               Over $100,000
----------------------------------------------------------------------------------------------------------------------

----------------------------------------

1 Includes the SAMF (37 funds), AST (9 portfolios) and SASFRF (1 fund), SAST (32 portfolios) and Seasons Series Trust (24 portfolios).

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his services as Trustee for the fiscal year ended October 31, 2005. Neither the Trustees who are interested persons of the Fund nor any officers of the Fund receive any compensation.

                               COMPENSATION TABLE



                                                                                                     TOTAL
                                                                                                 COMPENSATION
                                                        PENSION OR                              FROM REGISTRANT
                                   AGGREGATE       RETIREMENT BENEFITS    ESTIMATED ANNUAL     AND FUND COMPLEX
                               COMPENSATION FROM    ACCRUED AS PART OF     BENEFITS UPON      PAID TO DIRECTORS/
          TRUSTEE                   TRUST             FUND EXPENSES          RETIREMENT            TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Jeffery S. Burum                    $1,199                  $-                $55,844               $143,675
----------------------------------------------------------------------------------------------------------------------
Judith K. Craven++                  $1,166               $90,695              $136,545              $160,367
----------------------------------------------------------------------------------------------------------------------
William F. Devin++                  $1,213               $95,718              $105,321              $163,567
----------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat+                $1,667               $44,537              $108,318              $143,675
----------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                   $1,205               $43,295              $134,982              $103,650
----------------------------------------------------------------------------------------------------------------------
William J. Shea                     $1,210                  $-                $ 62,545               $98,233
----------------------------------------------------------------------------------------------------------------------

-----------------------------

**   Assumes  the   participant   elects  to  receive   benefits  in  15  yearly
     installments   for  the  SAMF  and  AST  Retirement  Plans  and  10  yearly installation for VALIC Company I and VALIC Company II Retirement Plans.

*** Information is as of 12/31/04 for the eight investment companies in the complex that pay fees to these trustees. The complex consists of the SAMF, AST, SASFR, VALIC Company I and VALIC Company II.

++    Mr. Burum, Dr. Craven and Mr. Devin are not trustees of AST.

+ Mr. Eisenstat receives additional compensation for serving as Chairman of some of the boards in the complex.

As of the date of this Statement of Additional Information, no shareholder owned beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities.

                 MANAGER, ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.

SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as investment adviser to the Funds pursuant to the Investment Advisory and Management Agreement dated December 27, 2005 (the "Advisory Agreement") with the Trust, on behalf of each Fund. SunAmerica is an indirect, wholly-owned subsidiary of AIG SunAmerica Retirement Services, which in turn is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). As of November 30, 2005, SunAmerica managed, advised and/or administered approximately $43 billion of assets.

AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.

Under the Advisory Agreement, SunAmerica provides various administrative services and supervises the business affairs of each Fund, subject to general review by the Trustees. SunAmerica has delegated portfolio management to Trajectory Asset Management LLC (the "Adviser").

SunAmerica has retained the Adviser to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated December 27, 2005 (the
"Subadvisory Agreement"). Retention of the Adviser in no way reduces the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of the Adviser, or other persons or entities, in connection with the performance of SunAmerica's duties, as discussed below.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or cause to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting and distributing Prospectuses and Statements of Additional Information with respect to the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

As compensation for its services to the Funds, the Long Horizon Fund will pay SunAmerica a management fee at the annual rate of .65% of average daily net assets, and the Short Horizon Income Fund will pay SunAmerica a management fee at the annual rate of 0.60% of average daily net assets.

SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of Class A and Class C shares for each applicable Fund, Sun America may not increase such ratios, which are contractually required by agreement with the Trustees, without the approval of the Trustees, including a majority of the Independent Trustees.

SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Fund's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund's financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

                INITIAL BOARD APPROVAL OF THE INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                          AND THE SUBADVISORY AGREEMENT

The Board of Trustees (the "Board"), including the Trustees that are not interested persons of the Funds (the "Disinterested Trustees"), approved the Investment Advisory and Management Agreement between the Fund and SunAmerica (the "Advisory Agreement") for an initial period of two years, at a meeting held on September 26, 2005. At this meeting the Board also approved the initial Subadvisory Agreement between SunAmerica and Trajectory Asset Management, LLC ("Trajectory") with respect to the Funds approved a revised fee schedule to the Advisory Agreement between the Funds and SunAmerica. The Advisory Agreement and Subadvisory Agreement are collectively referred to as the "Advisory Agreements."

In accordance with Section 15(c) of the 1940 Act, the Board received materials for its consideration of the following: (1) the nature, extent and quality of services to be provided by SunAmerica and Trajectory; (2) the costs of services to be provided and benefits realized by SunAmerica and Trajectory, including a comparison of fees with those of other advisers; (3) the terms of the Advisory Agreements; (4) economies of scale; (5) SunAmerica and Trajectory's overall organization, including the management personnel and operations; and (6) the investment performance of Trajectory. Experienced counsel that is independent of SunAmerica provided guidance to the Disinterested Trustees. These factors, as described in more detail below were considered by the Board.

         A.   NATURE, EXTENT AND QUALITY OF SERVICES

The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by the advisers. In making its evaluations, the Board considered that SunAmerica would act as investment manager to the Funds, and would be responsible for managing the daily business affairs of the Funds including obtaining and evaluating economic, statistical, and financial information and to formulate and implement policies for the Funds. SunAmerica would also be responsible for monitoring and reviewing the activities of Trajectory. Additionally, SunAmerica provides office space, accounting, legal, compliance, clerical and administrative services (exclusive of, and in addition to, overseeing of any such services provided by any others retained by the Funds.) Finally, SunAmerica is responsible for monitoring and reviewing the activities of third-party service providers.

The Board also considered the nature, quality and extent of services to be provided by Trajectory. The Board considered that Trajectory is responsible for providing investment management services, including research, advice and supervision, and determining which securities will be purchased or sold by the Funds as well as selection of broker-dealers and negotiation of brokerage commission rates. The Board considered Trajectory's history, structure and size, investment experience and performance history in managing other funds of the Trust. The Board was informed that in SunAmerica's opinion, Trajectory has the experience, visibility and resources needed to attract and retain highly qualified investment professionals which are necessary to provide investment management services of the highest quality. The Board also considered that Trajectory would provide general assistance in marketing and has developed internal procedures for monitoring compliance with investment objectives, policies and restrictions of the Funds as set forth in the prospectus.

The Board concluded that it was satisfied with the nature, quality and extent of services to be provided by SunAmerica and Trajectory and that there was a reasonable basis on which to conclude that SunAmerica and Trajectory would be capable of providing the high quality investment management services expected by the Board.

         B.   THE AMOUNT AND STRUCTURE OF THE ADVISORY FEES

The  Board,  including  the  Disinterested   Trustees,   received  and  reviewed
information regarding the fees paid by the Fund to SunAmerica for investment advisory and management services. The Board considered this information in order to determine the reasonableness of the fees in light of the nature and quality of SunAmerica's services and any additional benefits received by SunAmerica or its affiliates in connection with providing such services to the Funds. The Board also considered the subadvisory fees to be paid to Trajectory, and compared the fees to those of other advisers. With respect to the subadvisory fees the Board also considered any indirect costs and benefits of providing such subadvisory services.

To assist in analyzing the reasonableness of the fees, at both the September 26, 2005 and the November 29, 2005 board meetings the Board received reports prepared independently by Lipper, Inc. ("Lipper"). The reports compared the advisory and subadvisory fees paid by the Funds and SunAmerica, respectively, to fees paid by the funds within the Funds' Peer Groups. For the advisory fee, which is to be paid by the Funds to SunAmerica, on September 26, 2005, the Board considered that the Long Horizon Fund's advisory fee was less than 0.01% higher than its Peer Group's median fee, and that the Short Horizon Income Fund's advisory fee was lower than its Peer Group's median fee. On November 30, 2005, the Board considered SunAmerica's proposal to lower the Advisory Fee payable to SunAmerica by the Short Horizon Income Fund from 0.65% to 0.60% of average daily net assets. At both meetings the Board also considered the Funds' estimated total expenses, and noted that for each Fund it was less than its Peer Group's median total expenses.

In a memo prepared by SunAmerica and presented to the Board, SunAmerica stated that the subadvisory fee rates for Trajectory were negotiated at arms length based on the consideration of a variety of factors, including: the expected value of the services to be provided; the competitive environment in which the Fund is marketed; the investment characteristics of the Funds relative to other similar funds in its category as tracked by Lipper; fees charged to comparable funds; the quality of investment management services Trajectory provides to other funds of the Trust and the subadvisory fees paid for those services.

In considering the subadvisory fees, the Board, including the Disinterested Trustees, considered that the Funds pay a fee to SunAmerica pursuant to the Advisory Agreement, and that, in turn, SunAmerica rather than the Funds pay a free to Trajectory. Therefore, the Board considered the amount retained by SunAmerica and the fee paid to Trajectory for the different services it performs under the Subadvisory Agreement.

On the basis of the information considered, the Board was satisfied that the advisory and subadvisory fees were fair in light of the usual and customary charges made for services of similar nature and quality.

         C.   TERMS OF THE ADVISORY AGREEMENTS

The Board, including the Disinterested Trustees, received a draft of the proposed Advisory Agreements. The Board considered that the Advisory Agreements will continue in effect for a period of two years from the date of their execution, unless terminated sooner. The Board further considered that they may be renewed from year to year, so long as their continuance is specifically approved by the Board at least annually in accordance with the requirements of the 1940 Act and that the Advisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act). The Board also considered that the Subadvisory Agreement would terminate in the event of termination of the Advisory Agreement.

In reviewing the terms of the Advisory Agreement, the Board considered that SunAmerica pays all its own expenses in connection with the performance of its duties, as well as the salaries, fees and expenses of the Directors and Officers who are employees of SunAmerica. The Board also considered the termination and liability provisions of the Advisory Agreement.

With respect to the Subadvisory Agreement, the Board considered that the Subadvisory Agreement provides that Trajectory will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations.

         D.   ECONOMIES OF SCALE

The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there is a potential for future realization of economies of scale with respect to the Funds. The Board considered that the Funds had not yet commenced operations and with new funds there would not likely be economies of scale to share. The Board concluded that any potential economies of scale are being shared between shareholders and SunAmerica in an appropriate manner. The Board considered that funds in the AIG SunAmerica complex share resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of the AIG SunAmerica complex as it continues to add labor and capital to expand its scale of operations.

The Board also considered that the advisory fee structure of the Advisory Agreements was reasonable and that no changes were currently necessary to further reflect economies of scale.

         E.   COMPLIANCE

The Board considered SunAmerica's Code of Ethics, as well as its compliance and regulatory history, including information concerning involvement in any regulatory actions of investigations. In addition, the Board considered the compliance staff, which would be responsible for providing compliance functions for SunAmerica and the Subadvisers. The Board further considered that SunAmerica's compliance staff would be responsible for providing compliance functions on behalf of the Funds.

         F.   THE OVERALL ORGANIZATION OF SUNAMERICA

The Board, including the Disinterested, considered the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board also considered SunAmerica's experience in providing management and investment advisory services to individuals, pension, corporate and trust accounts, including approximately 130 mutual funds (not including the Funds), and the fact that SunAmerica currently manages, advises and/or administers approximately $43 billion in assets. The Board also considered SunAmerica's relationships with its affiliates and the resources available to them.

         G.   INVESTMENT PERFORMANCE

The Board, including the Disinterested Trustees, considered that SunAmerica and Trajectory serve as the Adviser and Subadviser, respectively, to the currently offered 2010, 2015, and 2020 High Watermark Funds of the Trust. The Board further considered the performance record of these funds since their inception in June 2004, including performance materials provided to the Board at its August 31, 2005. SunAmerica's management explained that the Funds' investment strategy was similar to that of the existing funds of the Trust and that, while certain risk factors would be different, they felt the performance record on the existing funds was a reasonable indication of the high quality investment management services which the Board expects.

         H.   CONCLUSION

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the Board, including the Disinterested Trustees, were satisfied that the terms of the Advisory Agreements were fair and in the best interest of the Funds and the shareholders, and that the advisory and subadvisory fee rates provided in the Advisory Agreements are fair and reasonable in light of usual and customary charges made for services of similar nature and quality. In arriving at a decision to approve the Advisory Agreements, the Board did not identify any single factor or group of factors as being more important than others, but considered all factors together.

ADVISER

The Funds are subadvised by Trajectory Asset Management LLC, located at 150 East 52nd Street, New York, NY 10022, which is responsible for investment decisions for the Funds. The Adviser was retained by SunAmerica to manage the investment portfolio of the Funds, pursuant to the Subadvisory Agreement dated December 27, 2005 (the "Subadvisory Agreement"). The Adviser is responsible for portfolio management for the Funds, selection of broker-dealers and negotiation of commission rates.

For work performed as the subadviser on the Funds, the Adviser shall receive 43% percent of the net management fee. Net management fee will be calculated monthly as the gross management fee less any fund reimbursement made by SunAmerica. For a period not to exceed to years from the inception of the Trust, if the cumulative monthly subadvisory fees are less than fifteen basis points (.15%) of the Trust's assets, the Adviser will receive a monthly draw of .15% on composite net assets within the Trust. For example, if in a given month the subadvisory fees amount to .12%, then the Adviser would draw an additional .03% for a total of .15% for that month. Future subadvisory fees will be offset by the amount previously paid that exceeded the subadvisory fees earned, until such time that the excess is recouped by SunAmerica.

INFORMATION ABOUT TRAJECTORY ASSET MANAGEMENT LLC'S PORTFOLIO MANAGERS

         The Adviser's team of portfolio managers led by Juan M. Ocampo is primarily responsible for the daily management of the Funds' portfolios. The other members of the Adviser's team are Kim H. Erle and Jiayi Li. Two of the Funds' portfolio managers, Juan Ocampo and Kim Erle, are the sole indirect members of the Adviser (the "Members"). The members are not compensated directly based on Fund performance or other performance measurements, but instead receive compensation (if any) based on the Adviser's overall profitability. Currently, the Adviser acts as the investment adviser to three other funds offered by the Trust. The Adviser does not act as the investment adviser for any other registered investment companies, pooled investment vehicle or other accounts.

         Jiayi Li's compensation consists of a fixed salary and discretionary bonus and retirement plan contributions. The bonus and retirement plan contributions she may receive are not directly tied to the Funds' performance, but instead are based on subjective factors as determined by the Members, including overall profitability of the Adviser.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

         The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------------

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                NAME OF                      DOLLAR RANGE OF EQUITY                INVESTMENT COMPANIES MANAGED BY
           PORTFOLIO MANAGER                SECURITIES IN  THE FUND(1)                       SUNAMERICA
----------------------------------------------------------------------------------------------------------------------
Juan Ocampo                                              None                               Over $100,000
----------------------------------------------------------------------------------------------------------------------
Jiayi Li                                                 None                                   None
----------------------------------------------------------------------------------------------------------------------
Kim Erle                                                 None                             $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------


PERSONAL SECURITIES TRADING

The Funds, the Distributor and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of a Fund or SunAmerica;
(2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) initial public offerings, (iii) private placements,  (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of a Fund or SunAmerica during the quarter.

The Adviser has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, Adviser reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Funds. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Funds or SunAmerica.

THE DISTRIBUTOR

The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG SunAmerica Inc., to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of a Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

The Distribution Agreement continues in effect for an initial two-year term and thereafter from year to year if such continuance is approved at least annually by the Trustees, including a majority of the Disinterested Trustees. The Trust and the Distributor each has the right to terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act and the rules thereunder).

DISTRIBUTION PLANS

Rule l2b-1 under the Investment Company Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of the Funds have adopted Distribution Plans (the "Class A Plan" and the "Class C Plan," and collectively, the "Distribution Plans").

Under the Class C Plan, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class C shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing this class of shares. The distribution costs for which the Distributor may be reimbursed out of distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class C Plan will exceed the Distributor's distribution costs as described above. The Class A Plan provides for a distribution fee from each Fund at the annual rate of up to 0.10% of the average daily net assets of the Fund's Class A shares. The Distribution Plans also provide that each class of shares of each Fund may pay the
Distributor an account maintenance and service fee for payments to broker-dealers for providing continuing account maintenance. This account maintenance and service fee is up to 0. 25% of the aggregate average daily net assets of Class A and Class C shares.

The following table sets forth the distribution and account maintenance and service fees the Distributor will receive from the Funds based on a percentage of average daily net assets:


                                                  ACCOUNT MAINTENANCE
                  CLASS      DISTRIBUTION FEE       AND SERVICE FEE
                  ----       ----------------     -------------------
                    A              0.10%                  0.25%

                    C              0.75%                  0.25%


Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Continuance of the Distribution Plans is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans, the Trustees must consider all factors they deem relevant, including information as to the benefits to the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR

The Trust has entered into a service agreement ("Service Agreement"), under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG Retirement, Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Funds. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A and Class C shares subject to review and approval by the Trustees. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust).

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Trustees including a majority of the Disinterested Trustees.

The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

         The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are met, the Trust does not provide or permit others to provide information about the Funds' holdings on a selective basis.

         The Trust makes the Funds' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust's fiscal quarter.

         In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Fund's top ten holdings (including name and percentage of a Fund's assets invested in each holding) and the percentage breakdown of a Fund's investments by country, sector and industry, as applicable. This information is generally made available through the Trust's website, marketing communications (including printed advertising and sales literature), and/or the Trust's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust's legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

         Before any non-public disclosure of information about a Fund's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust's executive officers and the Adviser's legal counsel are responsible for determining whether it is in the Fund's shareholders' best interest to disclose such information. To find that it is in the shareholders' best interest, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. The Trust's Chief Compliance Officer and/or the Adviser's legal counsel are then responsible for determining whether a conflict of interests between the interests of the Fund's shareholders and those of the Fund's investment advisers exist. If it is determined that the release of non-public portfolio holdings information is not in the shareholder's best interest, or that there is a conflict of interests between the Fund's shareholders and those of the Fund's investment adviser, the request will be denied. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason

         At each quarterly meeting of the Board of Trustees, the Trustees review a report disclosing the third parties to whom the Fund's holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Funds and its shareholders.

         Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds' holdings:

1. SUBADVISERS. Each subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it subadvises.

2. ERNST & YOUNG LLP ("E&Y"). E&Y is provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds' financial statements. E&Y does not disclose to third parties information regarding the Funds' holdings.

3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Funds, has daily access to the entire holdings of each Fund. SSB&T does not disclose or release information regarding the Funds' holdings except as instructed by the Fund.

4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, this information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription- based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund's asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi- annual shareholder reports and quarterly regulatory filings with the Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund's holding information publicly.

11. PLEXUS GROUP AND ELKINS/McSHERRY. SSB&T provides purchase and sale information with respect to the Fund's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

12. MANHATTAN CREATIVE PARTNERS d/b/a DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven
         (7) days as of the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Boards online meeting materials.

13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to the following marketing firms, PeachTree Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Funds on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Funds. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.

15. INVESTOR RESPONSIBILITY RESEARCH CENTER ("IRRC"). IRRC downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Funds and is not publicly disclosed. SAAMCo's contract with IRRC includes confidentiality disclosure.

                         FUND TRANSACTIONS AND BROKERAGE

As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services and may cause a Fund to pay broker-dealers commissions that exceed those other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust, and not all of these services may be used by the Adviser in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit a Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by a Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of a Fund, it is possible that, at times, identical securities will be acceptable for purchase by a Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of a Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Upon making an investment in shares of a Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or
(ii) may be deferred (purchases of Class A shares in excess of $1 million and Class C shares). Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

CALCULATION OF SALES CHARGES

CLASS A.      Sales Charges are as follows:


                                                      Sales Charge                        Concession to Dealers
                                                 ---------------------------------------------------------------------
                                                          % OF                 % OF NET                 % OF
                                                        OFFERING                AMOUNT                OFFERING
YOUR INVESTMENT                                          PRICE                 INVESTED                 PRICE
                                                 ---------------------------------------------------------------------

Less than $50,000                                        5.75%                   6.10%                  5.00%

$50,000 but less than $100,000                           4.75%                   4.99%                  4.00%

$100,000 but less than $250,000                          3.75%                   3.90%                  3.00%

$250,000 but less than $500,000                          3.00%                   3.09%                  2.50%

$500,000 but less than $1,000,000                        2.00%                   2.04%                  1.75%

$1,000,000 or more                                        None                   None                   1.00%


INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge.

         However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

         Class C shares are available with no front-end sales charge. There is also a CDSC of 1% on shares you sell within 12 months after you buy them.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS")

         DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

         FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

WAIVER OF CDSCS

As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

DEATH.  CDSCs may be waived on  redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class C shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS. CDSCs may be waived on taxable distributions made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG Federal Savings Bank (dba SunAmerica Trust Company) serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

EMPLOYEES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class C shares purchased by current or retired officers, Trustees, and other full-time employees of SunAmerica, the Adviser and their respective affiliates, as well as members of the selling group and family members of the foregoing.

SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASE BY CHECK

Checks should be made payable to the specific Fund or payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

PURCHASE BY FEDERAL FUNDS WIRE

An investor may make purchases by having his or her bank wire federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund's close of business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

         1. You must have an existing SAMF Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (201) 324-6496.

         2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, to obtain your new account number.

         3.   Instruct  the bank to wire the  specified  amount to the  Transfer
              Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA#99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, Trustees, and other full-time employees of SunAmerica, the Adviser and their respective affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the applicable Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

As  discussed  under  "Shareholder   Account  Information"  in  the  Prospectus,
investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE (CLASS A SHARES ONLY)

In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

RIGHTS OF ACCUMULATION (CLASS A SHARES ONLY)

A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value), amounts to

$50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT (CLASS A SHARES ONLY)

A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

As  discussed  under  "Shareholder   Account  Information"  in  the  Prospectus,
investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

REDUCED SALES CHARGE FOR GROUP PURCHASES (CLASS A SHARES ONLY)

Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class C shares are not included in calculating the purchased amount of a Fund's shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule l8f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, a Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange their shares for the same class of shares of any other SAMF distributed by the Distributor, except for SunAmerica Senior Floating Rate Fund. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, the Systematic Exchange Program may be used to exchange shares periodically of one or more other funds distributed by the Distributor. Under this program, another fund's shares can be exchanged for shares of a Fund. Through this program, the minimum exchange amount is $50 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

Bonds and other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which SunAmerica deems it appropriate to do so, any over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Futures traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Options on futures contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SunAmerica, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the securities, then these securities may be fair valued as determined pursuant to procedures adopted in good faith under the direction of the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to distribute to the registered holders of its shares all or substantially all of its net-investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are paid annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

Each Fund intends to remain qualified and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4%excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. It is not anticipated that any portion of such dividends will qualify for either the 15% maximum rate on qualified dividends and/or the corporate dividends received deduction.

Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such 60% of gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is currently 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain (currently taxable at the maximum rate of 15% if such shares were held for more than one year). In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to the listed futures contracts that a Fund may purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market").

A portion of each Fund's transactions in futures contracts may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

A Fund may be required to backup withhold U.S. Federal income tax (currently at the rate of 28%) of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete.

Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(K)

The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

TAX-SHELTERED CUSTODIAL ACCOUNTS

Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION ("SARSEP")

A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA")

This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

Roth IRAs were  introduced by the Taxpayer  Relief Act of 1997.  Generally under
Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATIONAL SAVINGS PLAN Educational Savings Plans were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Educational Savings Plan on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Six series of shares of the Trust have been authorized pursuant to the Declaration of Trust, two of which are currently offered to shareholders through this Statement of Additional Information: Long Horizon Fund and Short Horizon Income Fund. Each Fund has three classes designated as Class A, Class C and Class I shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. There shall be no cumulative voting in the election of Trustees, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act, the Declaration of Trust or upon any other matter as to which such vote or authority is deemed by the Trustees to be necessary or desirable. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

All classes of shares of the Funds are  identical in all  respects,  except that
(i) each class may bear differing  amounts of certain  class-specific  expenses,
(ii) Class A shares are subject to an initial sales charge, an ongoing account maintenance and service fee, (iii) Class C shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) each class has voting rights on matters that pertain to the Rule l2b-1 plan adopted with respect to such class, and (v) each class of shares will be exchangeable only into the same class of shares of any of the other SAMFs. All shares of a Fund issued and outstanding and all shares offered by the Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS

The Trust sends audited annual and unaudited semi-annual reports to shareholders of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Ernst & Young LLP, serves as the Trust's independent registered public accounting firm and in that capacity examines the annual financial statements of the Funds. The firm of Dechert LLP, 30 Rockefeller Plaza, New York, NY 10112, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

The Long Horizon Fund's and Short Horizon Income Fund's annual and semi-annual report, when available, may be obtained at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

                                    APPENDIX


                     BOND, NOTE AND COMMERCIAL PAPER RATINGS



DESCRIPTION OF APPLICABLE MOODY'S CORPORATE BOND RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

NOTE: Moody's may apply numerical modifiers 1, 2 and 3 to issues rated Aa to denote relative strength within such classification. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the Aa rating category.

DESCRIPTION OF APPLICABLE MOODY'S NOTE RATINGS

         MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF APPLICABLE MOODY'S COMMERCIAL PAPER RATINGS

The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

         o        Leading market positions in well established industries

         o        High rates of return on funds employed

         o Conservative capitalization structures with moderate reliance on debt and ample asset protection

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Among the factors  considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent Trust and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF APPLICABLE S&P'S RATING SERVICES, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P") BOND RATINGS

An S&P corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and REPAY PRINCIPAL IS EXTREMELY STRONG.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         Plus (+) or minus (-): The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         PROVISIONAL RATINGS:

         P The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                  Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

APPLICABLE BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated "AAA" or "AA" (commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF APPLICABLE S&P NOTE RATINGS

         SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

         SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

DESCRIPTION OF APPLICABLE S&P COMMERCIAL PAPER RATINGS.

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.